UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2024

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634

(Address of Principal Executive Offices) (Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of each class	Trading Symbol(s)	Name Of each exchange on which registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 17, 2024, Office Properties Income Trust, or the Company, filed with the Securities and Exchange Commission a prospectus supplement to the prospectus contained in the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-265997), relating to the resale from time to time by certain selling shareholders of up to 5,700,900 shares of the Company’s common shares of beneficial interest, $.01 par value per share, or Common Shares, that the Company issued to the selling shareholders pursuant to the Exchange Agreement dated November 24, 2024 between the Company and the selling shareholders, or the Exchange Agreement, entered into in connection with the Company’s previously announced private exchange offer to exchange up to an aggregate principal amount of $340,000,000 of the Company’s outstanding senior unsecured notes due 2025 for (i) up to an aggregate principal amount of $445,000,000 of new 3.250% Senior Secured Notes due 2027, and related guarantees, (ii) up to 11,533,380 Common Shares and (iii) certain cash payments, pursuant to the terms and conditions set forth in the Exchange Agreement.

In connection with the filing of the prospectus supplement, a copy of the opinion of Duane Morris LLP, regarding the validity of the common shares being registered under the prospectus supplement, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
5.1	Opinion of Duane Morris LLP. (Filed herewith.)
23.1	Consent of Duane Morris LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated:  December 17, 2024